SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2002

	Bcom3 Group, Inc.
	(Exact Name of Registrant as Specified in Its Charter)

	Delaware
	(State or Other Jurisdiction of Incorporation)

0-32649		364345638
(Commission File Number)		(IRS Employer Identification No.)

35 West Wacker Drive Chicago, IL		60601
(Address of Principal Executive Offices)		(Zip Code)

	(312) 220-1000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On September 20, 2002, Bcom3 Group, Inc. issued the press release attached hereto as exhibit 99.1, the text of which is incorporated herein by reference.

Exhibits

(a) Exhibit 99.1 Press Release, dated September 20, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2002	Bcom3 Group, Inc. By /s/ Eileen Kamerick Name: Eileen Kamerick Title: Executive Vice President & Chief Financial Officer